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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 1999



                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


      0-26880                                             77-0182779
(Commission File No.)                          (IRS Employer Identification No.)


                                 894 ROSS DRIVE
                               SUNNYVALE, CA 94089
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (408) 541-1500


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ITEM 5.  OTHER EVENTS.

     On July 23, 1999, Verity, Inc. (the "Company") amended its Rights Agreement (as amended, the "Agreement"). Terms of the Agreement provide that each outstanding share of common stock, .001 par value ("Common Stock"), of the Company shall have attached one preferred share purchase right (a "Right"). Each Right entitles the registered holder, under certain circumstances, to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, .001 par value (the "Preferred Stock"), at a price of $300.00 per one one-hundredth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. Each one one-hundredth of a share of Preferred Stock has designations and powers, preferences and rights, and the qualifications, limitations and restrictions which make its value approximately equal to the value of a share of Common Stock. In addition, under the terms of the Agreement, in certain circumstances the holder of a Right, in lieu of purchasing Preferred Stock, may purchase by payment of the Purchase Price shares of Common Stock at a 50% discount to the then current market price. The First Amendment to Rights Agreement (a) increased the Purchase Price from $60.00 to $300.00, and (b) eliminated references to "Grandfathered Persons," as no person or entity continues to qualify as a Grandfathered Person.

     The description and terms of the Rights prior to this amendment are set forth in the Company's Current Report on Form 8-K, filed October 10, 1996, the contents of which are incorporated herein by reference, including the Rights Agreement, dated as of September 18, 1996 entered into between the Company and Boston EquiServe, as rights agent. The First Amendment to Rights Agreement dated July 23, 1999 is attached as Exhibit 99.2 hereto.

ITEM 7.  EXHIBITS.

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
  99.1 Press Release, dated as of July 28, 1999 entitled "Verity, Inc. Amends Stockholder Rights Plan."

  99.2 First Amendment to Rights Agreement dated as of July 23, 1999 among Verity, Inc. and BankBoston, N.A.

  99.3*     Form of Rights Agreement between the Company and First National Bank of
            Boston, as Rights Agent (including as Exhibit A the form of Certificate of Designation,Preferences and Rights of the Terms of the Series A
            Preferred Stock, as Exhibit B the form of Right Certificate, and as
            Exhibit C the Summary of Terms of Rights Agreement).
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*    Incorporated by reference to Exhibit 1 to the Company's Current Report on
     Form 8-K filed October 10, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VERITY, INC.



Dated:  July 29, 1999                  By: /s/ JAMES E. TICEHURST
                                           -------------------------------------
                                           James E. Ticehurst
                                           Vice President, Finance and
                                           Administration, and
                                           Assistant Secretary



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                                INDEX TO EXHIBITS

  99.1      Press Release, dated as of July 28, 1999 entitled "Verity, Inc.
            Amends Stockholder Rights Plan."

  99.2      First Amendment to Rights Agreement dated as of July 23, 1999 among
            Verity, Inc. and BankBoston, N.A.

  99.3*     Form of Rights Agreement between the Company and First National Bank of
            Boston, as Rights Agent (including as Exhibit A the form of Certificate of Designation,Preferences and Rights of the Terms of the Series A
            Preferred Stock, as Exhibit B the form of Right Certificate, and as
            Exhibit C the Summary of Terms of Rights Agreement).

* Incorporated by reference to Exhibit 1 to the Company's Current Report on Form 8-K filed October 10, 1996.


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